UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2008

HERBST GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Effective as of September 30, 2008, Herbst Gaming, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to Amendment No. 4 and Forbearance and Standstill Agreement by and among Wilmington Trust Company, as administrative agent (the “Administrative Agent”), the Company and the Subsidiaries of the Company executing a counterpart thereof (the “Grantors”).

The Amendment amends Amendment No. 4 and Forbearance and Standstill Agreement, dated May 15, 2008, by and among each lender executing a counterpart thereof  (the “Lenders”), the Administrative Agent, the Company and the Grantors (the “Forbearance Agreement”) by extending the Forbearance Period (defined below), which was to expire on September 30, 2008, to November 5, 2008. The Amendment provides that the Lenders and the Administrative Agent will forbear from exercising certain rights and remedies under the Company’s Second Amended and Restated Credit Agreement dated as of January 3, 2007 (as amended, the “Credit Agreement”) and other loan documents, in each case, as a result of the defaults under the Credit Agreement due to (1) the “going concern” qualification in the Company’s auditors’ report on the Company’s annual financial statements, (2) the Company’s failure to comply with its financial ratio covenants of the Credit Agreement with respect to the fiscal quarters ending March 31, 2008, June 30, 2008 and September 30, 2008, (3) the Company’s failure to satisfactorily file management’s report on internal control over financial reporting in connection with its Annual Report on Form 10-K for the year ended December 31, 2007, (4) the Company’s failure to pay interest due under its 8-1/8% Senior Subordinated Notes due 2012 and its 7% Senior Subordinated Notes due 2014 and (5) certain other possible defaults (collectively, the “Specified Defaults”) under the Credit Agreement through November 5, 2008, or earlier upon the occurrence of  one or more events of default other than the Specified Defaults or a breach by the Company of the Forbearance Agreement (the “Forbearance Period”). All other terms of the Forbearance Agreement remain unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, the execution copy of which is filed as Exhibit 10.1 to this Report.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1  Execution copy of Amendment to Amendment No. 4 and Forbearance and Standstill Agreement dated as of September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: October 1, 2008	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Execution copy of Amendment to Amendment No. 4 and Forbearance and Standstill Agreement dated as of September 30, 2008.